HSBC Funds

HSBC Emerging Markets Local Debt Fund
HSBC Emerging Markets Debt Fund

Supplement dated March 10, 2017
to the Prospectus, dated February 28, 2017

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

REORGANIZATION OF THE HSBC EMERGING MARKETS LOCAL DEBT FUND WITH
AND INTO THE HSBC EMERGING MARKETS DEBT FUND

Upon the recommendation of HSBC Global Asset Management (USA) Inc. (“HSBC”), the Board of Trustees (individually, the “Trustees” and, together, the “Board”) of the HSBC Funds (the “Trust”) approved the reorganization of the HSBC Emerging Markets Local Debt Fund (the “Acquired Fund”) with and into the HSBC Emerging Markets Debt Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”) (the “Reorganization”). Under the Agreement and Plan of Reorganization, (1) the assets of the Acquired Fund will be transferred to the Surviving Fund in exchange solely for shares of the Surviving Fund and the assumption of the Acquired Fund’s liabilities; and (2) the shares of the Surviving Fund received by the Acquired Fund will be distributed by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund and in cancellation of all of the Acquired Fund’s shares.

The Reorganization will be consummated after the close of business on or about April 7, 2017 (the “Closing Date”). Shareholders of the Acquired Fund who do not wish to own shares of the Surviving Fund may: (1) redeem their shares at any time prior to the Closing Date; or (2) exchange their shares for shares of another series of the Trust prior to the Closing Date, as described in the Funds’ Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2017.

The Reorganization does not require shareholder approval. Shareholders of the Acquired Fund may redeem or exchange their shares at any time prior to the Closing Date. If you have any questions about the Reorganization, or would like to request copies of the Funds’ Prospectus and SAI, please call the Trust at 1-800-782-8183. You can obtain copies of the Funds’ Prospectus and SAI, as well as the Funds’ annual and semi-annual reports, at www.emfunds.us.hsbc.com.

BACKGROUND TO THE REORGANIZATION

Recommendation of HSBC

HSBC, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Funds. Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). At the March 8-9, 2017 meeting of the Board, HSBC recommended that the Board approve the Reorganization to address the anticipated market response to a rule recently adopted by the U.S. Department of Labor (“DOL”) that imposes new requirements on certain financial intermediaries and retirement plan participants under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986 (the “Fiduciary Rule”). Although there is considerable uncertainty regarding the Fiduciary Rule’s future as a result of pending litigation and regulatory proposals, the Fiduciary Rule is nonetheless expected to cause certain financial intermediaries that have purchased Fund shares on behalf of their customers to reconsider whether the Funds are appropriate investments and potentially redeem those investments. HSBC also recommended that the Board approve the Reorganization because HSBC believes that investors may prefer an Emerging Markets Debt Fund that can offer a more balanced mix of U.S. dollar-denominated and local currency-denominated emerging markets debt investments. HSBC believes that the Reorganization will allow the Funds to respond to the potential impact of the Fiduciary Rule on investment flows from the Funds and to attract an adequate level of assets to achieve the Surviving Fund’s investment objective. Accordingly, HSBC believes that the Reorganization is in the best interests of the Funds.

Board Considerations

On March 8-9, 2017, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, after consideration of all factors deemed relevant by the Board, including, but not limited to, the recommendation of, and information provided by, HSBC, determined that (1) the Reorganization is in the best interests of each Fund and (2) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

At the March 8-9, 2017 meeting of the Board, the Board received and evaluated materials provided by HSBC regarding the Reorganization. The Board also evaluated and discussed multiple factors, including, but not limited to, the following: (1) the recent adoption by the DOL of the Fiduciary Rule (as discussed above); (2) the anticipated changes to the marketplace as a result of the Fiduciary Rule, including the impact on certain financial intermediaries that purchase Fund shares on behalf of their customers; (3) the expected asset levels of the Funds without the Reorganization; (4) alternatives to the Reorganization, including liquidation of each Fund; (5) HSBC’s commitment to support the Surviving Fund with additional capital while it attracts new investors; (6) the investment objectives, strategies, risks and policies of each Fund; (7) the investment performance of each Fund; (8) the fees and expenses of each Fund and the anticipated impact of the Reorganization on these fees and expenses, as well as the current expense limitation agreement between HSBC and each Fund, under which HSBC has agreed to limit certain expenses of each Fund; (9) the fact that the Funds are managed by the same portfolio management team; and (10) other information provided by HSBC regarding the Reorganization and its anticipated impact on the existing shareholders of the Funds. The Board also considered HSBC’s commitment to pay the legal, accounting and other costs associated with each Fund’s participation in the Reorganization. The Independent Trustees were assisted in their consideration of the Reorganization by independent counsel.

The Agreement and Plan of Reorganization

The Reorganization is expected to occur after the close of business on or about April 7, 2017. Under the terms of the Agreement and Plan of Reorganization, (1) the assets of the Acquired Fund will be transferred to the Surviving Fund in exchange solely for shares of the Surviving Fund and the assumption of the Acquired Fund’s liabilities; and (2) the shares of the Surviving Fund received by the Acquired Fund will be distributed by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund and in cancellation of all of the Acquired Fund’s shares.

After the close of business on the Closing Date, each shareholder of the Acquired Fund will become the owner of a number of full and fractional shares of the Surviving Fund of the same class of shares that the shareholder held in the Acquired Fund immediately prior to the Reorganization and will no longer own shares of the Acquired Fund. The number of full and fractional shares of the Surviving Fund that each shareholder of the Acquired Fund will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the Acquired Fund as of the close of business on the Closing Date on a class by class basis. All issued and outstanding shares of the Acquired Fund simultaneously will be cancelled on the books of the Acquired Fund.

Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares on the terms described in the Prospectus and SAI. Redemption requests received after the Closing Date will be treated as requests received by the Surviving Fund for the redemption or exchange of its shares.

COMPARISON OF THE ACQUIRED FUND WITH THE SURVIVING FUND

Investment Objectives, Strategies and Policies

The investment objectives, strategies and policies of the Funds are (or will be on the Closing Date) substantially similar, and in most cases identical. However, there are some important differences, which are discussed in more detail in the side-by-side chart below to facilitate comparison.

	Emerging Markets Debt Fund (Surviving Fund)	Emerging Markets Local Debt Fund (Acquired Fund)
Type of fund	The Funds are non-diversified under the 1940 Act.

Investment objective

Each Fund seeks to maximize total return (comprised of capital appreciation and income). The “total return” sought by each Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector, security or issuer.

How does each Fund seek to achieve its investment objective?

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund will generally invest in both U.S. dollar-denominated instruments, as well as emerging market local currency-denominated instruments.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund will generally invest in both U.S. dollar-denominated instruments, as well as emerging market local currency-denominated instruments.

Prior to the close of business on the Closing Date, the Fund’s investments were primarily comprised of U.S. dollar-denominated instruments issued by foreign governments and corporations, but the Fund was also permitted to invest in emerging market local-currency denominated instruments.[1]

Prior to the close of business on the Closing Date, the Fund sought to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund’s investments were primarily comprised of emerging market local-currency denominated instruments issued by foreign governments, but the Fund was also permitted to invest in U.S. dollar-denominated instruments.[1]

How are each Fund’s investments currently allocated?

As of February 28, 2017, the Fund invested approximately 86% of its assets in fixed income instruments issued by governments and government agencies economically tied to emerging markets countries (and related instruments) and approximately 6% of its assets in fixed income instruments issued by companies economically tied to emerging markets countries (and related instruments).

As of February 28, 2017, the Fund invested approximately 97% of its assets in local-currency denominated fixed income instruments issued by governments and government agencies economically tied to emerging markets countries (and related instruments). None of the Fund’s assets were invested in local-currency denominated fixed income instruments issued by companies economically tied to emerging markets countries.

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1     Shareholders received notification of these changes in a prospectus supplement dated February 8, 2017.

	Emerging Markets Debt Fund (Surviving Fund)	Emerging Markets Local Debt Fund (Acquired Fund)

An instrument is economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of an emerging market country; (ii) the instrument is principally traded on an emerging market country’s securities markets; or (iii) the issuer is organized or principally operates in an emerging market country, derives 50% or more of its income from its operation within the country, or has 50% or more of its assets in the country.

How does each Fund define “emerging market country”?

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by HSBC to be an emerging market. Currently, “emerging market countries” generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Does the Fund invest in high- yield bonds (“junk bonds”)?

Yes, the Fund may invest up to a maximum of 15% of its total assets at the time of purchase in securities rated below “B” by Moody’s Investors Service (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by HSBC to be of comparable quality. As of February 28, 2017, the Fund invested approximately 4% of its assets in securities rated below “B” by Moody’s, or equivalently rated by S&P or Fitch.

Yes, the Fund may invest up to a maximum of 15% of its total assets at the time of purchase in securities rated below “B” by Moody’s Investors Service (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by HSBC to be of comparable quality. As of February 28, 2017, the Fund had not invested any of its assets in securities rated below “B” by Moody’s, or equivalently rated by S&P or Fitch.

What types of derivative instruments does each Fund typically invest in?

Although the Fund has discretion to invest in a number of different derivative instruments for hedging and non-hedging purposes, the Fund has typically invested in futures and credit default swaps (on securities and indices).

Although the Fund has discretion to invest in a number of different derivative instruments for hedging and non-hedging purposes, the Fund has typically invested in foreign currency forward contracts, non-deliverable forwards and interest rate swaps.

Benchmark	The Funds’ benchmark index is a composite comprised of the J.P. Morgan Emerging Markets Bond Index Global (50%) and the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (50%).[2]

Fund Turnover

Each Fund pays transaction costs when it buys and sells securities (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples below, affect a Fund’s performance. The Surviving Fund’s portfolio turnover rate for the fiscal year ended October 31, 2016 was 91% of the average value of its portfolio. The Acquired Fund’s portfolio turnover rate for the fiscal year ended October 31, 2016 was 96% of the average value of its portfolio.

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[2]	Prior to the close of business on Closing Date, the Surviving Fund’s benchmark was the J.P. Morgan Emerging Markets Bond Index Global and the Acquired Fund’s benchmark was the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified. Shareholders received a notification of these changes in a prospectus supplement dated February 8, 2017.

	Emerging Markets Debt Fund (Surviving Fund)	Emerging Markets Local Debt Fund (Acquired Fund)
Investment Adviser and Administrator	HSBC Global Asset Management (USA) Inc. serves (and will continue to serve after the Reorganization) as the investment adviser and administrator for the Funds.

Fund Management Team	Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team.

Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management; Vinayak Potti, Vice President, Portfolio Manager; and Zeke Diwan, Senior Vice President, Senior Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Surviving Fund’s portfolio. Mr. Upadhyay has managed the Surviving Fund since November 3, 2015; Mr. Potti has managed the Surviving Fund since September 11, 2014; and Mr. Diwan has managed the Surviving Fund since January 9, 2017.

Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management; and Billy Lang, Vice President, Portfolio Manager, are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Acquired Fund’s portfolio. Mr. Upadhyay has managed the Acquired Fund since November 3, 2015 and Mr. Lang has managed the Acquired Fund since January 9, 2017.

Fiscal Year End	October 31

As illustrated in the side-by-side chart above, the investment objectives of the Funds are identical: to maximize total return (comprised of capital appreciation and income). The Funds also seek to achieve their investment objectives using similar investment strategies. After the close of business on the Closing Date, each of the Acquired Fund and the Surviving Fund will generally invest in both U.S. dollar-denominated instruments, as well as emerging market local-currency denominated instruments. In addition, after the close of business on the Closing Date, each of the Acquired Fund and the Surviving Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. However, after the close of business on the Closing Date, the repositioned Surviving Fund will be subject to certain rules of the U.S. Commodity Futures Trading Commission until the Surviving Fund has attracted a sufficient amount of new investors and assets. These rules may limit the flexibility to invest in certain types of derivative instruments, which may impact the Surviving Fund’s performance or fees and expenses or its ability to implement its investment strategies.

Moreover, each Fund is currently, and will be after the Closing Date, managed by the same portfolio management team and employs the same general investment philosophy. For example, for each Fund, HSBC currently selects investments for purchase or sale by evaluating each issuer based on: (1) general economic and financial conditions; (2) the specific issuer’s business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions and fair market value of assets; (3) any unique political, economic, or social conditions applicable to such issuer’s country; and (4) other considerations HSBC deems appropriate.

Although the Funds will have similar investment strategies after the close of business on Closing Date, there are important differences between the Funds’ current and historical portfolio holdings and investment allocations. The Board recently approved changes to the Surviving Fund’s investment strategies to permit the Fund to generally invest in both U.S. dollar-denominated instruments as well as emerging market local-currency denominated instruments. Historically, the Surviving Fund’s investments were primarily comprised of U.S. dollar-denominated instruments issued by foreign governments and corporations, but the Fund was also permitted to invest in emerging market local currency denominated instruments. These changes will be effective as of the close of business on the Closing Date and will subject the Surviving Fund and its shareholders to fluctuations in exchange rates between the U.S. Dollar and foreign currencies (or between various foreign currencies) to a greater extent than if the Fund primarily invested in U.S. dollar-denominated instruments. As of January 31, 2017, the top five countries in which the Surviving Fund was invested were Mexico, Turkey, Indonesia, Argentina and China.

The Board also recently approved changes to the Acquired Fund’s investment strategies to also permit the Fund to generally invest in both U.S. dollar-denominated instruments as well as emerging market local-currency denominated instruments. Historically, the Acquired Fund’s investments were primarily comprised of emerging market local-currency denominated instruments issued by foreign governments, but the Fund was also permitted to invest in U.S. dollar-denominated instruments. In addition, prior to the close of business on the Closing Date, the Acquired Fund sought to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. These changes will be effective as of the close of business on the Closing Date and will subject the Acquired Fund and its shareholders to fluctuations in the value of the U.S. Dollar to a greater extent than if the Fund primarily invested in local-currency denominated instruments. As of January 31, 2017, the top five countries in which the Acquired Fund was invested were Brazil, Mexico, Turkey, Poland and South Africa.

The Funds’ Fees and Expenses

Although operating expenses vary between the Funds, and shareholder servicing fees differ among share classes, the corresponding shares of the Acquired Fund and the Surviving Fund have substantially similar fee structures, including identical sales charges, management fees and shareholder servicing fees. These differences are discussed in more detail in the side-by-side chart below.

Class A Shares

	Emerging	Emerging	Surviving Fund
	Markets Debt	Markets Local	(Combined Fund
	Fund	Debt Fund	Class A – Pro
	(Surviving Fund)	(Acquiring Fund)	Forma)
Shareholder Fees
(fees paid directly from your investment)	Class A	Class A	Class A
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	4.75%	4.75%	4.75%
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A	Class A
Management Fee	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Operating Expenses	2.33%	2.01%	0.92%
Total Other Expenses	2.58%	2.26%	1.17%
Acquired Fund Fees and Expenses	0.03%	0.06%	0.05%
Total Annual Fund Operating Expenses*	3.11%	2.82%	1.72%
Fee Waiver and/or Expense Reimbursement**	(2.23%)	(1.91%)	(0.82%)
Total Annual Fund Operating Expenses After Fee	0.88%	0.91%	0.90%
Waiver and/or Expense Reimbursement
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*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of each Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC has entered into a contractual expense limitation agreement with each Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% for Class A Shares. Any amounts contractually waived or reimbursed by HSBC will be subject to repayment by the applicable Fund to HSBC within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2018. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between the Trust and HSBC, or it may be terminated upon written notice to HSBC by the Trust’s Board of Trustees.

Class I Shares

	Emerging	Emerging	Surviving Fund
	Markets Debt	Markets Local	(Combined Fund
	Fund	Debt Fund	Class I – Pro
	(Surviving Fund)	(Acquired Fund)	Forma)
Shareholder Fees
(fees paid directly from your investment)	Class I	Class I	Class I
Maximum Sales Charge (load) Imposed on Purchases
(as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class I	Class I
Management Fee	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.00%	0.00%	0.00%
Other Operating Expenses	2.23%	1.91%	0.82%
Total Other Expenses	2.23%	1.91%	0.82%
Acquired Fund Fees and Expenses	0.03%	0.06%	0.05%
Total Annual Fund Operating Expenses*	2.76%	2.47%	1.37%
Fee Waiver and/or Expense Reimbursement**	(2.23%)	(1.91%)	(0.82%)
Total Annual Fund Operating Expenses After Fee	0.53%	0.56%	0.55%
Waiver and/or Expense Reimbursement
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*	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of each Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC has entered into a contractual expense limitation agreement with each Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.50% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the applicable Fund to HSBC within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2018. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between the Trust and HSBC, or it may be terminated upon written notice to HSBC by the Trust’s Board of Trustees.

The Acquired Fund currently has lower Total Annual Fund Operating Expenses than those of the Surviving Fund. As a result of the Expense Limitation Agreement, however, the Acquired Fund currently has the same Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (net of Acquired Fund Fees and Expenses) as those of the Surviving Fund.

As a result of the efficiencies of reorganizing the Acquired Fund with and into the Surviving Fund (e.g., the elimination of duplicative Fund specific fixed costs) and HSBC’s commitment to support the Surviving Fund with additional capital while it attracts new investors, the Surviving Fund is expected to have lower Total Annual Fund Operating Expenses than those of the Acquired Fund upon consummation of the Reorganization. As a result of the Expense Limitation Agreement, however, the Surviving Fund is expected to have the same Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (net of Acquired Fund Fees and Expenses) as those of the Acquired Fund.

Expense Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same (except that the Example incorporates the Expense Limitation Agreements for only the first year). Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Emerging Markets Debt Fund (Surviving Fund)				Emerging Markets Local Debt Fund (Acquired Fund)				Surviving Fund (Combined Fund Class I – Pro Forma)
Class A				10				10				10
	1 Year	3 Years	5 Years	Years	1 Year	3 Years	5 Years	Years	1 Year	3 Years	5 Years	Years
	$561	$1,189	$1,842	$3,584	$563	$1,135	$1,732	$3,341	$562	$915	$1,291	$2,344
Class I				10				10				10
	1 Year	3 Years	5 Years	Years	1 Year	3 Years	5 Years	Years	1 Year	3 Years	5 Years	Years
	$54	$644	$1,260	$2,926	$57	$586	$1,142	$2,661	$56	$353	$672	$1,575

The discussion above compares the current total annual operating expenses of each Fund as of February 28, 2017. Any expenses incurred in connection with the Reorganization will be incurred by HSBC.

The Funds’ Past Performance

The bar charts and tables below provide an indication of the risks of investing in each Fund by showing: (1) changes in the performance of each Fund’s A Shares from year-to-year; and (2) how the average annual total returns of each Fund’s Class A and Class I Shares compare to those of a broad-based securities market index. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar charts below show each Fund’s annual returns for Class A Shares and how performance has varied from year-to-year. The returns for Class I Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Emerging Markets Debt Fund (Surviving Fund)

Annual Total Returns as of 12/31 for Class A Shares (Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q3 2012	7.24%
Worst Quarter:	Q2 2013	-6.10%

Emerging Markets Local Debt Fund (Acquired Fund)

Annual Total Returns as of 12/31 for Class A Shares (Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	Q1 2016	10.21%
Worst Quarter:	Q3 2015	-11.74%

The tables below show each Fund’s average annual total returns for Class A Shares compared to each Fund’s benchmark index. The comparisons for Class I Shares will differ from those of the Class A Shares shown because the expenses of the classes differ.

Emerging Markets Debt Fund (Surviving Fund)

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class A Return Before Taxes	April 7, 2011	3.26%	3.65%	4.12%
Class A Return After Taxes on Distributions	April 7, 2011	1.43%	1.61%	2.10%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	April 7, 2011	1.86%	1.98%	2.36%
Class I Return Before Taxes	April 7, 2011	8.69%	5.03%	5.37%
EMBI Global (reflects no deduction for fees, expenses or taxes)	—	10.19%	5.44%	5.94%*

* Since April 7, 2011.

Emerging Markets Local Debt Fund (Acquired Fund)

Average Annual Total Returns (for the periods ended December 31, 2016)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class A Return Before Taxes	April 7, 2011	2.25%	-3.88%	-4.76%
Class A Return After Taxes on Distributions	April 7, 2011	2.31%	-4.22%	-5.12%
Class A Return After Taxes on Distributions
and Sale of Fund Shares	April 7, 2011	1.40%	-2.97%	-3.60%
Class I Return Before Taxes	April 7, 2011	7.76%	-2.60%	-3.60%
GBI-EM Global Diversified
(reflects no deduction for fees, expenses or taxes)	—	9.94%	-1.29%	-2.22%*

* Since April 7 2011.

The performance of the Surviving Fund is higher than that of the Acquired Fund for the one year, five year and since inception periods. However, past performance, including before- and after-tax returns, does not indicate how a Fund will perform in the future. Moreover, as discussed above, effective as of the close of business on the Closing Date, the investment strategies of both Funds will be realigned to generally invest in both U.S. dollar-denominated instruments, as well as emerging market local currency-denominated instruments. Accordingly, performance information prior to the close of business on the Closing Date reflects each Fund’s former investment strategies and future performance will vary.

Fundamental and Non-Fundamental Investment Policies

The Funds have adopted fundamental investment policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Many of the Funds’ fundamental investment policies are substantially similar, and in some cases identical, as discussed more fully below.

Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such company.

Emerging Markets Debt Fund (Surviving Fund)	Emerging Markets Local Debt Fund (Acquired Fund)
Fundamental Investment Policies

Concentration

The Fund may not “concentrate” its investments in any one industry (excluding the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such investments), except to the extent permitted under the 1940 Act and the rules and regulations thereunder.

In applying this fundamental policy, (a) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (b) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (c) mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in this fundamental policy.

The Fund may not purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying this fundamental policy, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in this fundamental policy.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act.

Senior Securities

The Fund may issue any senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.	The Fund may not issue any senior securities, except as permitted under the 1940 Act.

Underwriting

The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The Fund may not act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities.

Real Estate

The Fund may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

Commodities

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund may not purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

For purposes of the Fund’s fundamental investment restriction regarding the purchase or sale of commodities or commodity contracts, the Fund will not treat a financial instrument, including a swap or other derivative instrument, that may be considered a “commodity interest” under applicable law as a commodity or commodity contract, unless the instrument seeks to replicate the performance of physical commodities.

Each Fund may not purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

For purposes of each Fund’s fundamental investment restriction regarding the purchase or sale of commodities or commodity contracts, the Fund will not treat a financial instrument, including a swap or other derivative instrument, that may be considered a “commodity interest” under applicable law as a commodity or commodity contract, unless the instrument seeks to replicate the performance of physical commodities.

Lending

The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

The Fund may not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

Non-Fundamental Investment Policies

In addition to the fundamental investment policies, the Funds have adopted certain non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. The current non-fundamental investment policies of the Acquired Fund and the Surviving Fund are identical.

Buying, Selling, and Exchanging Shares of the Funds

The purchase, redemption and exchange policies and procedures for each corresponding class of the Funds are identical in all respects. Currently, the NAV of each of the Funds is generally determined once each day at the close of regular trading on the New York Stock Exchange, normally 4 p.m. ET on days the Exchange is open. The Funds do not price their shares on most U.S. national holidays or on Good Friday.

Fund Services

Investors of the Acquired Fund and Surviving Fund will continue to receive the same level of service they have always experienced with HSBC. In addition, HSBC will continue to be the investment adviser and administrator of the Funds.

COSTS OF THE REORGANIZATION

Except as noted below, the costs incurred in connection with the Reorganization will be borne by HSBC and not by any of the Funds. Costs associated with the transitioning of each Fund’s portfolio prior to the Reorganization, including brokerage and other transaction costs, will be borne by the applicable Fund. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the Reorganization and will be at the discretion of HSBC. The extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Surviving Fund will be determined consistent with the Surviving Fund’s investment objective, strategies and policies, any restrictions imposed by the Code and in the best interests of each Fund’s shareholders (including former shareholders of the Acquired Fund).

TAX CONSIDERATIONS OF THE REORGANIZATION

It is anticipated that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes and that shareholders will not recognize any gain or loss as a direct result of the Reorganization (although taxable shareholders may incur taxes with respect to any capital gains realized and distributed prior to the Reorganization). If the Reorganization qualifies as a tax-free reorganization, among other things, no gain or loss will be recognized under the Internal Revenue Code of 1986, as amended, by the Acquired Fund or by the shareholders of the Acquired Fund as a result of the Reorganization, and each shareholder’s adjusted basis for federal income tax purposes in the shares of the Surviving Fund received in the Reorganization will be the same as the shareholder’s adjusted basis immediately before the Reorganization in the shares of the Acquired Fund exchanged therefor. At any time prior to the consummation of the Reorganization, shareholders of the Acquired Fund may redeem their Acquired Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. As always, however, we recommend that you consult your personal tax advisor about your specific tax situation.

CHARTER DOCUMENTS FOR HSBC FUNDS

The Funds are each a series of the HSBC Funds, a Delaware statutory trust engaged in the business as an open-end management investment company. Accordingly, the operations of each Fund are governed by the HSBC Funds’ Agreement and Declaration of Trust and By-Laws. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE